                                                                    EXHIBIT 99.1

                                               Net Interest Margin Trust 1995-A
                                               February, 2001
                                               Payment:  March 15, 2001

                                               7.25% SECURITIZED NET INTEREST
                                               MARGIN CERTIFICATES

                                                               Cusip # 393534AC6
                                                      Trust Account # 33-34309-0
                                               Distribution Date: March 15, 2001

                                                                                            Per $1,000
Securitized Net Interest Margin Certificates                                                 Original
--------------------------------------------                                                ----------
1.  Amount Available                                            963,146.28
                                                         -----------------

    Pro rata Share of Excess from NIM 94-A                    3,662,766.48
                                                         -----------------
Interest

2.  Aggregate Interest                                          213,082.13                  0.69182510
                                                         ---------------------------------------------

3.  Amount Applied to:
    (a) accrued but unpaid Interest

4.  Remaining:
    (a) accrued but unpaid Interest

5.  Monthly Interest                                            213,082.13
                                                         -----------------
Principal

6.  Current month's principal distribution                    4,412,830.63                 14.32737218
                                                         ---------------------------------------------

7.  Remaining outstanding principal balance                  30,855,935.81                 100.1816098
                                                         ---------------------------------------------
    Pool Factor                                                 0.10018161
                                                         -----------------

8.  Present value of the projected remaining aggregate
    cashflows of the Finance I Assets and the
    Residual Assets, as of the immediately
    preceding Distribution Date                             197,608,984.45**
                                                         -----------------

9.  Aggregate amount on deposit in Reserve Fund               7,500,000.00
                                                         -----------------

10. Subordinated Certificateholder payment  (interest
    earnings on Reserve Fund, pursuant to Section 5.8)           29,745.39
                                                         -----------------

11. Aggregate principal balance of loans
    refinanced by Conseco Finance                             2,026,657.20
                                                         -----------------

12. Weighted average CPR                                             7.78%
                                                         -----------------

13. Weighted average CDR                                             3.13%
                                                         -----------------

14. Annualized net loss percentage                                   2.78%
                                                         -----------------

15. Delinquency       30-59 day                                      1.70%
                                                         -----------------
                      60-89 day                                      0.53%
                                                         -----------------
                      90+ day                                        1.08%
                                                         -----------------
                      Total 30+                                      3.31%
                                                         -----------------

US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 1/15/01.

                                             Net Interest Margin Trust 1995-A
                                             February, 2001
                                             Payment:  March 15, 2001


                                Fee Assets
                                 Guarantee         Inside          Fee Asset
                                   Fees             Refi             Total

GTFC 1994-5                       122,834.20        9,387.34        132,221.54
GTFC 1994-6                             0.00       13,644.07         13,644.07
GTFC 1994-7                             0.00        2,566.58          2,566.58
GTFC 1994-8                             0.00       10,861.85         10,861.85
GTFC 1995-1                        26,702.73        5,234.35         31,937.08
GTFC 1995-2                             0.00            0.00              0.00
GTFC 1995-3                             0.00       55,148.12         55,148.12
GTFC 1995-4                        74,283.13       44,305.47        118,588.60
GTFC 1995-5                             0.00            0.00              0.00
                           ----------------------------------------------------

                                  223,820.06      141,147.78        364,967.84

Total amount of Guarantee Fees and

     Inside Refinance Payments                                      364,967.84

Subordinated Servicing Fees                                         413,191.19

Payment on Finance 1 Note                                           778,159.03

Allocable to Interest (current)                                     653,339.87

Allocable to accrued but unpaid Interest                                  0.00

Accrued and unpaid Trustee Fees                                           0.00

Allocable to Principal                                              124,819.16

-------------------------------------------------------------------------------
Finance 1 Note Principal Balance                                108,014,194.58
-------------------------------------------------------------------------------

                                                Net Interest Margin Trust 1995-A
                                                February, 2001
                                                Payment:  March 15, 2001


                                                Inside
                             Residual            Refi               Total
                       ------------------------------------------------------

GTFC 1994-5                       0.00                0.00              0.00
GTFC 1994-6                       0.00                0.00              0.00
GTFC 1994-7                       0.00                0.00              0.00
GTFC 1994-8                       0.00                0.00              0.00
GTFC 1995-1                       0.00                0.00              0.00
GTFC 1995-2                  52,702.60           24,642.29         77,344.89
GTFC 1995-3                       0.00                0.00              0.00
GTFC 1995-4                       0.00                0.00              0.00
GTFC 1995-5                  85,714.92           21,927.44        107,642.36

                            138,417.52           46,569.73        184,987.25

               Total Residual and Inside
                           Refinance Payments                     184,987.25